UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 15, 2025

IKENA ONCOLOGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40287	81-1697316
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Ikena Oncology, Inc.
645 Summer Street, Suite 101, Boston, Massachusetts	02210
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (857) 273-8343

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	IKNA	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

2025 Equity Incentive Plan

At the annual meeting of the stockholders of Ikena Oncology, Inc. (“Ikena”) held on July 15, 2025 (the “Annual Meeting”), Ikena’s stockholders considered and approved the 2025 Equity Incentive Plan (the “2025 Plan”), which will become effective on the date immediately following the date of the consummation of the Merger (as defined below) and is contingent on the completion of the Merger.

Initially, the number of shares of the common stock of the surviving corporation of the Merger (the “Combined Company”) available for grant under the 2025 Plan will equal the sum of: (i) new shares of common stock in an amount equal to 10% of the total number of shares of the Combined Company’s capital stock outstanding on the effective date of the 2025 Plan, plus (ii) the shares of common stock subject to outstanding stock awards granted under the 2021 Stock Incentive Plan that, on or after the 2025 Plan becomes effective, (A) expire or otherwise terminate prior to exercise or settlement; (B) are not issued because the stock award or any portion thereof is settled in cash; (C) are forfeited or repurchased because of the failure to vest; or (D) are reacquired or withheld to satisfy a tax withholding obligation or the purchase or exercise price if any, as such shares becomes available from time to time. In addition, the share reserve is subject to automatic annual increases each January 1 for a period of ten years commencing January 1, 2026 and ending on (and including) January 1, 2035, of 5% of the total number of shares of the Combined Company’s common stock outstanding on the last day of the preceding year; provided, that the Combined Company’s board of directors may determine that the increase for a year may be a lesser number and, provided further, that the maximum number of shares to be issued pursuant to the exercise of incentive stock options is 3,419,172 shares.

A more complete summary of the terms of the 2025 Plan is set forth in Ikena’s proxy statement/prospectus filed with the Securities and Exchange Commission (the “SEC”) on June 11, 2025 (as amended or supplemented thereafter) (the “Proxy Statement/Prospectus”) and first mailed to Ikena’s stockholders on June 11, 2025, under the section titled “Proposal 5 - The 2025 Plan Proposal” and is incorporated by reference herein. That summary and the foregoing description of the 2025 Plan do not purport to be complete and are qualified in their entirety by reference to the text of the 2025 Plan, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.1 hereto and is incorporated herein by reference.

2025 Employee Stock Purchase Plan

At the Annual Meeting, Ikena’s stockholders considered and approved the 2025 Employee Stock Purchase Plan (the “2025 ESPP”) which will become effective on the date immediately following the date of the consummation of the Merger and is contingent on the completion of the Merger. The number of shares of common stock reserved for issuance under the 2025 ESPP will be equal to 1% of the total number of shares of the Combined Company’s capital stock outstanding on the effective date of the 2025 ESPP. In addition, the share reserve is subject to automatic annual increases each January 1 for a period of ten years commencing January 1, 2026 and ending on (and including) January 1, 2035, by the lesser of (a) 1% of the total number of shares of the Combined Company’s capital stock outstanding on December 31 of the preceding calendar year, and (b) 227,944 shares of the Combined Company’s common stock; provided, that the Combined Company’s board of directors may determine that the increase for a year may be a lesser number or that there will be no increase. A more complete summary of the terms of the 2025 ESPP is set forth in the Proxy Statement/Prospectus under the section titled “Proposal 6 - The ESPP Proposal” and is incorporated by reference herein. That summary and the foregoing description of the 2025 ESPP do not purport to be complete and are qualified in their entirety by reference to the text of the 2025 ESPP, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.2 hereto and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders

At the Annual Meeting, Ikena’s stockholders voted on the proposals set forth below some of which relate to the Agreement and Plan of Merger, dated as of December 23, 2024 (the “Merger Agreement”), by and among Ikena, Insight Merger Sub I, an exempted company with limited liability incorporated and existing under the laws of the Cayman Islands and a direct, wholly owned subsidiary of Ikena (“Merger Sub I”), Insight Merger Sub II, an exempted company with limited liability incorporated and existing under the laws of the Cayman Islands and a direct, wholly owned subsidiary of Ikena (“Merger Sub II”), and Inmagene Biopharmaceuticals, an exempted company with limited liability incorporated and existing under the laws of the Cayman Islands (“Inmagene”), providing for the merger of Merger Sub I with and into Inmagene, with Inmagene surviving as a wholly owned subsidiary of Ikena (such transaction, the “First Merger”), and the subsequent merger of the surviving entity of the First Merger with and into Insight Merger Sub II, with Merger Sub II surviving as a wholly owned subsidiary of Ikena (such transaction, the “Second Merger” and, collectively with the First Merger, as appropriate, the “Merger”). The proposals are described in detail in Ikena’s Proxy Statement/Prospectus. The final voting results regarding each proposal are set forth below. There were 41,889,525 shares of common stock of Ikena, par value $0.001 per share (“Ikena common stock,”) outstanding and entitled to vote on May 22, 2025, the record date for the Annual Meeting, and 38,237,401 shares of Ikena common stock were represented in person or by proxy at the Annual Meeting, which constituted a quorum.

Proposal No. 1. Approval of the issuance of shares of Ikena common stock to (i) the securityholders of Inmagene, pursuant to the terms of the Merger Agreement, and (ii) certain investors in the Ikena concurrent financing (as defined in the Proxy Statement/Prospectus), pursuant to the terms of the subscription agreements, which will (a) represent more than 20% of the shares of Ikena common stock outstanding immediately prior to the Merger and (b) result in the change of control of Ikena, pursuant to Nasdaq Listing Rules 5635(a) and 5635(b), respectively.

For	Against	Abstain	Broker Non-Votes
18,201,052	17,001,465	1,038	3,033,846

This proposal was approved by the requisite vote of Ikena’s stockholders.

Proposal No. 2. Approval of an amendment to the Fifth Amended and Restated Certificate of Incorporation of Ikena (the “Ikena Charter”) to effect a reverse stock split of the issued and outstanding Ikena common stock at a ratio in the range from 1:5 to 1:15 inclusive, with the final ratio to be mutually agreed to by Ikena and Inmagene (the “Reverse Stock Split Proposal”).

For	Against	Abstain
21,026,179	17,204,866	6,356

This proposal was approved by the requisite vote of Ikena’s stockholders.

Proposal No. 3. Election of three Class I directors to Ikena’s board of directors to hold office until the 2028 Ikena annual meeting and until his or her respective successor has been duly elected and qualified, or until his or her earlier death, resignation or removal.

	For	Withhold	Broker Non-Votes
Iain Dukes, D.Phil.	23,613,905	11,589,650	3,033,846
Maria Koehler, M.D., Ph.D.	25,563,462	9,640,093	3,033,846
Otello Stampacchia, Ph.D.	23,531,901	11,671,654	3,033,846

This proposal was approved by the requisite vote of Ikena’s stockholders.

Proposal No. 4. Ratification of the appointment of Ernst & Young LLP as Ikena’s independent registered public accounting firm for the fiscal year ending December 31, 2025, provided that PricewaterhouseCoopers LLP is expected to be appointed for that fiscal year if the Merger is completed.

For	Against	Abstain
33,518,092	504,294	4,215,015

This proposal was approved by the requisite vote of Ikena’s stockholders.

Proposal No. 5. Approval of the Equity Incentive Plan 2025 Plan.

For	Against	Abstain	Broker Non-Votes
17,690,247	12,928,560	4,584,748	3,033,846

This proposal was approved by the requisite vote of Ikena’s stockholder.

Proposal No. 6. Approval of the 2025 Employee Stock Purchase Plan.

For	Against	Abstain	Broker Non-Votes
21,223,407	9,371,309	4,608,839	3,033,846

This proposal was approved by the requisite vote of Ikena’s stockholders.

Proposal No. 7. Approval of an adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal No. 1 and/or Proposal No. 2.

As there were sufficient votes to approve Proposal No. 1 and Proposal No. 2 at the time of the Annual Meeting, Proposal No. 7 was not presented to stockholders.

Item 8.01	Other Events.

On July 15, 2025, Ikena issued a press release announcing the results of the voting proposals from the Annual Meeting, as well as certain information with respect to the reverse stock split of Ikena common stock. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

Based on the results of the Annual Meeting, the Merger and the Ikena concurrent financing are expected to be consummated around the end of July, subject to the satisfaction or waiver of any outstanding closing conditions.

At the Annual Meeting on July 15, 2025, Ikena’s stockholders approved the Reverse Stock Split Proposal. Following this approval, Ikena’s board of directors approved the reverse stock split of issued and outstanding Ikena common stock at a final ratio, agreed to by Inmagene, of 1-for-12 shares of Ikena common stock (the “Reverse Stock Split”).

Prior to the closing of the Merger, Ikena expects to file a certificate of amendment to the Ikena Charter with the Secretary of State of the State of Delaware to effect the Reverse Stock Split. Upon the effectiveness of such amendment (the “Reverse Stock Split Effective Time”), each 12 shares of Ikena common stock outstanding immediately prior to the Reverse Stock Split Effective Time will be combined and reclassified, automatically and without any action on the part of Ikena or its stockholders, into one new share of Ikena common stock. No fractional shares of Ikena common stock will be issued as a result of the Reverse Stock Split. Stockholders of record who otherwise would be entitled to receive fractional shares because they hold a number of pre-split shares not evenly divisible by the number of pre-split shares for which each post-split share is to be reclassified, will be entitled to a cash payment in lieu thereof at a price equal to the fraction of a share to which the stockholder would otherwise be entitled multiplied by the closing price of the Ikena’s common stock on Nasdaq on the date of the filing of the amendment to the Ikena Charter effecting the Reverse Stock Split.

The Reverse Stock Split is expected to reduce the number of outstanding Ikena’s common stock from approximately 48.2 million shares to approximately 4 million shares of common stock (which numbers do not give effect to the shares of Ikena common stock to be issued in connection with the Merger). The reverse stock split will not change the par value of Ikena common stock and Ikena’s preferred stock or the authorized number of shares of Ikena common stock and Ikena’s preferred stock.

In addition, effective as of the Reverse Stock Split Effective Time and as a result of the Reverse Stock Split, proportionate adjustments will be made to the per share exercise price and the number of shares issuable upon the exercise or vesting of all outstanding options to purchase shares of Ikena common stock.

Following the Reverse Stock Split Effective Time and consummation of the Merger, the Combined Company’s common stock is expected to commence trading on a split-adjusted, post-Merger basis on Nasdaq under the name “ImageneBio, Inc.” and ticker symbol “IMA” around the end of July, at which time the common stock will be represented by a new CUSIP number (45175G 207).

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

10.1**#	Imagene Bio, Inc.’s 2025 Equity Incentive Plan (incorporated by reference to Exhibit 10.2 to Ikena Oncology, Inc.’s Registration Statement on Form S-4 (File No. 333-285881) filed with the SEC on March, 18, 2025)

10.2**#	Imagene Bio, Inc.’s 2025 Employee Stock Purchase Plan (incorporated by reference to Exhibit 10.3 to Ikena Oncology, Inc.’s Registration Statement on Form S-4 (File No. 333-285881) filed with the SEC on March, 18, 2025)

99.1*	Press release dated July 15, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Filed herewith
**	Previously filed
#	Indicates a management contract or any compensatory plan, contract or arrangement

Forward-Looking Statements

This Current Report on Form 8-K and the exhibits filed or furnished herewith contain “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to, express or implied statements regarding the structure, timing and completion of the proposed Merger; the effectiveness of the 2025 Plan and the 2025 ESPP and the expected number of shares reserved for issuance thereunder; the Combined Company’s listing on Nasdaq after the closing of the Merger; anticipated timing of the closing of the Merger and the timing of the effectiveness of the Reverse Stock Split; the effectuation of the Reverse Stock Split based on the discretionary authority of the Ikena board of directors; the expected day that we expect the Merger to close and the expected timing of when the Combined Company’s stock will begin trading on Nasdaq; expectations regarding the structure, timing and completion of the Ikena concurrent financing, including investment amounts from investors, timing of closing, expected proceeds and impact on ownership structure; the future operations of the Combined Company; the development and commercial potential and potential benefits of IMG-007 and any other product candidates or platform technologies of the Combined Company; anticipated preclinical and clinical drug development activities and related timelines, including the expected timing for data and other clinical results; and other statements that are not historical fact. All statements other than statements of historical fact contained in this Current Report on Form 8-K are forward-looking statements. These forward-looking statements are made as of the date they were first issued, and were based on the then-current expectations, estimates, forecasts, and projections, as well as the beliefs and assumptions of management. There can be no assurance that future developments affecting Ikena, Inmagene or the proposed transactions herein will be those that have been anticipated.

Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond Ikena’s control. Ikena’s actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including but not limited to (i) the risk that the conditions to the closing of the Merger are not satisfied or that one of the parties terminates the Merger Agreement; (ii) uncertainties as to the timing of the consummation of the Merger and its ability to list the shares of the Combined Company on Nasdaq and the ability of each of Ikena and Inmagene to consummate the Merger; (iii) uncertainties as to the timing or consummation of the Reverse Stock Split; (iv) the risk that as a result of adjustments to the exchange ratio, Ikena stockholders and Inmagene shareholders could own more or less of the Combined Company than is currently anticipated; (v) risks related to the market price of Ikena common stock relative to the value suggested by the exchange ratio; (vi) unexpected costs, charges or expenses resulting from the transaction; (vii) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed Merger and Reverse Stock Split; (vii) the uncertainties associated with Inmagene’s platform technologies, as well as risks associated with the clinical development and regulatory approval of product candidates, including potential delays in the commencement, enrollment and completion of clinical trials; (ix) risks related to the inability of the Combined Company to obtain sufficient additional capital to continue to advance these product candidates and its preclinical programs; (x) uncertainties in obtaining successful clinical results for product candidates and unexpected costs that may result therefrom; (xi) risks related to the failure to realize any value from product candidates and preclinical programs being developed and anticipated to be developed in light of inherent risks and difficulties involved in successfully bringing product candidates to market; (xii) risks associated with the possible failure to realize certain anticipated benefits of the proposed Merger, including with respect to future financial and operating results; (xiii) risks associated with Ikena’s financial close process, (xiv) the risk that the Ikena concurrent financing is not consummated; (xv) the potential for the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the Merger Agreement and any agreements entered into in connection therewith; (xvi) the possibility that contingent value rights holders of Ikena and contingent value rights holders of Inmagene may never receive any proceeds pursuant to the Ikena contingent value rights agreement and Inmagene contingent value rights agreement and; (xvii) the risk that the Ikena concurrent financing is not consummated. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties. These and other risks and uncertainties are more fully described in periodic filings with the SEC, including the factors described in the section titled “Risk Factors” in Ikena’s Annual Report on Form 10-K for the year ended December 31, 2024, Ikena’s subsequent quarterly report on Form 10-Q filed with the SEC as well as the Proxy Statement/Prospectus. You should not place undue reliance on these forward-looking statements, which are made only as of the date hereof or as of the dates indicated in the forward-looking statements. Ikena expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in its expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based. This Current Report on Form 8-K does not purport to summarize all of the conditions, risks and other attributes of an investment in Ikena or Inmagene.

No Offer or Solicitation

This Current Report on Form 8-K and the exhibits filed or furnished herewith do not constitute an offer to sell or the solicitation of an offer to buy any securities nor a solicitation of any vote or approval with respect to the proposed Merger or otherwise. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act and otherwise in accordance with applicable law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IKENA ONCOLOGY, INC.

Date: July 15, 2025	By:	/s/ Jotin Marango
Jotin Marango, M.D., Ph.D.
Chief Financial Officer, Chief Operating Officer and Head of Corporate Development